Exhibit 99.3 Investor Day 2019 Disciplined, focused, positioned for prudent growth Ronnie Smith | Head of the Corporate Banking Group | 1

Ronnie Smith Head of Corporate Banking Group Ronnie Smith is head of Corporate Banking at Regions, which includes Commercial  Banking, Large Corporate Banking, Capital Markets, Real Estate Banking, Regions  Business Capital, Credit Products Group, and Corporate Banking Group  Administration. Smith is a member of the company’s Executive Leadership Team. Smith began his banking career at Deposit Guaranty as a management trainee. He  has held many leadership roles, including corporate division manager, city president,  area president for Mississippi/North Louisiana and regional president of the  Southwest region and led the integration process for the Mississippi/Louisiana  markets during the Regions AmSouth merger.  Prior to assuming his current role, he  was Mid‐America region president, overseeing banking operations in Middle and  West Tennessee, Texas, North Louisiana, Arkansas, Missouri, Indiana, Kentucky,  Illinois and Iowa.  Smith earned a bachelor’s degree in Economics and Accounting from Mississippi  College, and graduated from the Louisiana State University Graduate School of  Banking, as well as the KPMG Commercial Banking Institute. He serves on the boards of Tennessee Bankers Association, Regions Foundation of  Tennessee, the Vanderbilt/Owen School Board of Visitors, Nashville Convention and  Visitors Bureau, the Woodward‐Hines Foundation, and Mississippi Valley Title and  Mississippi College Board of Trustees. INVESTOR DAY 2019 | Corporate Bank | 2

Key takeaways Corporate Bank We must build on our foundation of STRONG RISK  1 MANAGEMENT Unique customer focused GO‐TO MARKET STRATEGY that  2 sets us apart in the industry 3 Customized initiatives to facilitate HEALTHY GROWTH INVESTOR DAY 2019 | Corporate Bank | 3

Corporate bank overview Pre‐tax pre‐provision income contribution Total  Total  Total  # of  Businesses Loans Deposits Revenue Clients Consumer 53% Corporate 40% Commercial  Middle Market $23B $21B $982M 24,559 Wealth 7% $1M–$250M sales Large Corporate  Revenue distribution and headcount $14B $4B $496M 1,305 $250M–$2B sales 100% 2,500 22% 28% 80% 2,400 2,300 60% 78% 72% 2,200 Real Estate $10B $2B $362M 601 revenue 40%   2,100 Headcount of   20% % 2,000 0% 1,900 TOTAL $47B $27B $1.8B 26,465 2015 2016 2017 2018 Net interest income Non‐interest income Headcount Overview | Strengths | Growth Strategies Note: Average loans, average deposits and revenue for full year 2018; Corp. Bank  has another $91M of revenue not attributable to 3 businesses. INVESTOR DAY 2019 | Corporate Bank | 4

Foundational Risk Management • Client selectivity • Effective underwriting • Rigorous monitoring • Portfolio diversification INVESTOR DAY 2019 | Corporate Bank | 5

Commercial and Industrial balance & diversification Expertise across business Commercial & Industrial loan portfolio(1) $ in billions • Invested in specialized industry  Government & Education 15% Manufacturing 11% expertise to further diversify portfolio Financial Services 11% • Technology & Defense Healthcare 9% Wholesale 8% • Energy / Utilities Energy 6% • Financial Services Utilities 5% Transportation 5% • Government & Institutional $34B Restaurant 5% • Strengthened credit profile and  Retail Trade 5% Technology 4% improved risk‐adjusted returns Professional Services 4% • Diversified out of real estate into  Real Estate 4% Waste & Repair 3% broad‐based and granular industries Non‐Profit Services 3% Agriculture 1% Other 1% Overview | Strengths | Growth Strategies (1) Ending 4Q18 balances INVESTOR DAY 2019 | Corporate Bank | 6

Investor real estate – balance and diversity  exemplified Portfolio Commentary Significant decline in portfolio balances  $6 $ in billions • Strong client selectivity YE 2007 • Pursue well‐capitalized companies  $23B  $5 • Remixed portfolio • Balancing exposure to term and   $4 construction lending Investor Real Estate  Investor Real Estate   $3 % of total loans(1) Breakdown(2)  $2 YE 2018 13% $6B 7% $6B  $1  $‐ Office 26% Multi Family 22% Land Retail Single Multi Office Other Condo Industrial Hotel RF Peer Median Single Family 13% Retail 13% Family Family Industrial 11% Other 9% Hotel 4% Land 2% 12/31/2007 12/31/2018 Overview | Strengths | Growth Strategies (1) Avg 4Q18 balances Peers include: BBT, CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, STI, USB, ZION (2) Ending 4Q18 balances INVESTOR DAY 2019 | Corporate Bank | 7

Leveraged loans –a conservative approach Leveraged Lending Oversight Public / Sponsored vs. Private • Leveraged Lending transactions are subject to  Public 35% enhanced underwriting and credit monitoring  standards and are underwritten and serviced  Sponsored 27% centrally within the Specialized and Leveraged  Credit Products teams  Private 38% • Public/sponsored exposures generally have  better access to capital markets and have more  options to recapitalize Industry Distribution(1) Based on $ balances 16% $1.5B Information 17% Manufacturing 17% Restaurant & Accommodations 12% $5.5B Professional  Services 10% Wholesale 10% Non‐interest income / Deposit Balances Financial Services 9% total leverage lending Healthcare 5% revenue Other 20% (Portfolios less than 6% of total) Overview | Strengths | Growth Strategies (1) Ending 4Q18 balances INVESTOR DAY 2019 | Corporate Bank | 8

Go‐to Market Strategy • Local + industry & product expertise = client solutions • Relationship driven, improving returns • Continuous capital recycling • Solid core and growth markets INVESTOR DAY 2019 | Corporate Bank | 9

Unique go‐to market strategy SM Local + Industry and Product expertise = Client solutions Regions is positioned to provide stronger capabilities and better quality advice than community banks.  Additionally, Regions will “out‐service” the national banks and “out‐team” the regional banks and non‐traditionals. Specialized Industry  Treasury  Regions Business  Capital Markets Verticals Management Capital Technology &  M&A Advisory Liquidity  Asset Based Lending Defense Management Capital Raising Trade Receivable  Energy & Natural  Corporate Collection Securitization Resources Financial Advisory Corporate Payment Supply Chain Finance Financial Services Financial Risk  Management Online Services &  Global Trade Finance Healthcare  Information Reporting Loan Sales and  Institutional Services Restaurant Trading Commercial Card &  Expense Management Transportation &  Securitization Logistics Fraud Prevention Overview | Strengths | Growth Strategies INVESTOR DAY 2019 | Corporate Bank | 10

An efficient and effective model ~2,100 associates represent 10% of the  10% total company headcount 33% Revenue of $1.9B is 33% of total  company revenue Recognized 12 times for Middle Market Banking  and Small Business Banking, including among  Efficient business model – contributes  the top for “Best Brand – Overall” for Small  40% 40% of total company pre‐tax income Business Banking Overview | Strengths | Growth Strategies INVESTOR DAY 2019 | Corporate Bank | 11

SM ‐ successful execution Improving returns while deepening relationships Corporate Banking Group Profitability Specialized Industry Verticals Profitability RAROC Vertical PTI / Total RAROC Risk Adj. Spread NIR/Revenue 17.5% 15.0% 36.5% 1.80% 24.9% 30.8% 15.0% 21.2% 13.0% 1.59% 11.2% 11.5% 2016 2018 2016 2018 2016 2018 2016 2018 2016 2018 SM impact on profitability Verticals Loan Balances  Prudent underwriting has generated positive Corporate  Based on $ balances Banking Group return trends Energy 29% Healthcare 25%  Specialized industry verticals are a meaningful contributor Technology & Defense 22% Restaurant 12%  Enables more effective deployment of capital where cross‐ Financial Services 6% product teamwork is paramount   Transportation 6% Overview | Strengths | Growth Strategies INVESTOR DAY 2019 | Corporate Bank | 12

Capital recycling efforts have contributed to improving returns

GENERATING
Consistent Sustainable
Long-term Performance

Capital Recycling Efforts

- Capital Commitments Working Group ("CCWG") was formed in January 2016
  - More disciplined approach to allocating capital
  - More balanced, diverse and sustainable relationships
  - Capital from exits is redeployed into more profitable relationships
- 2016 - 2018, we considered ~1,000 requests for $77B in exposure
- Greater relevance in relationships we have chosen to expand

Utilizing Capital More Efficiently – Large Corporate



Economic Capital
Improvement
9.9%
-110
bps
8.8%
2016
2018
RAROC
Improvement
14.4%
12.5%
+600
bps
8.4%
2016
2018
Impact of Tax Reform

Expected loss improved on new capital allocations from 2016-2018

Overview | Strengths | Growth Strategies

REGIONS INVESTOR DAY 2019 | Corporate Bank | 13

Solid core markets –who we bank matters • Client selectivity is essential as 70% of revenue growth  comes from existing relationships • Focused on clients who want broad and deep  relationships • Solid risk profile who have proven to perform  through economic cycles • Key relationships have growth beyond the GDP of their  local footprint • Leading market share in core markets • Within core markets lower competition with money  center banks on commercial middle market  opportunities • +6% YoY growth of new clients in core markets  Overview | Strengths | Growth Strategies INVESTOR DAY 2019 | Corporate Bank | 14

Significant opportunities within growth markets Synergistic Initiative with Wealth & Consumer Momentum in Growth Markets Atlanta Houston Orlando Total Annual Revenue Headquarters for 25  #4 US metro area for  Estimated Annual GDP  +7% Fortune 1,000  Fortune 500  5.6% growth companies headquarters 9th largest city in the US GDP expected to more  Highest job growth in  than double between  2015 & 2016 2020 & 2045 Top 10 fastest growing  7th largest US metro  2nd most competitive  big city in the country economy US location for business 2017 2018 Dallas Indianapolis SM Client advice by local bankers  supported by industry experts Nashville Charlotte Overview | Strengths | Growth Strategies Note: See appendix for city information sources INVESTOR DAY 2019 | Corporate Bank | 15

Corporate Bank Growth Strategies • Liquidity Management • Technology, Innovation, Data & Analytics • 11 initiatives that will drive growth INVESTOR DAY 2019 | Corporate Bank | 16

Providing liquidity solutions Current Portfolio Forward Strategies • ~80%  of our clients maintain  • Lead with Deposits and Treasury  deposit operating accounts Management solutions • +3% YoY growth in client usage  • Optimizing earnings credit rate for  of Treasury Management  more client benefit solutions • Developing more on balance sheet  sweep opportunities Recognized for Cash Management capabilities satisfaction and  highest on overall satisfaction for cash management specialists for  both Middle Market Banking and Small Business Banking Overview | Strengths |      Growth Strategies INVESTOR DAY 2019 | Corporate Bank | 17

Leveraging technology, innovation, data & analytics Re‐engineered end‐to‐ Enhancing platforms to  Innovative strategies  for  end credit process make banking easier for  efficiencies and customer  customers satisfaction • Reduced average approval  • Capital Markets • Further advancement of  time from 9 days to less  • Commercial Lending early warning indicators than 3 days • Equipment Finance • Customer share of wallet  • Strengthened risk  • Treasury Management and scorecard management with no  • Customer portal –real  change to underwriting  time communications standards Overview | Strengths |      Growth Strategies INVESTOR DAY 2019 | Corporate Bank | 18

Customized initiatives to facilitate healthy growth 11 initiatives that support revenue growth and efficiencies Commercial / Treasury Management:  • Further enhance commercial card by adding  Capital Markets:  capabilities and improve card penetration;  • Extend and broaden  conversion of card to a new servicing platform  securitization capabilities to reduce expense  • Retention of HUD loan servicing  • Add liquidity management resources to attract /  retain deposit balances rights • Real Estate Debt table funding  Large Corporate / Specialized Industry Verticals:  agreement • Expand existing growth markets  • Expansion of Loan Sales and  • Invest in bankers to grow existing verticals  • Vertical expansion Trading • Leverage and enhance  Real Estate: technology • Expand Fund Sponsor Coverage Overview | Strengths |      Growth Strategies INVESTOR DAY 2019 | Corporate Bank | 19

Capital Markets - success and continued expansion aided by REGIONS 360℠

GENERATING Consistent Sustainable Long-term Performance

Successful expansions of capabilities lead to growth

- 2013: Started proprietary FHA/HUD MAP and LEAN program
- 2014: Purchased Fannie Mae DUS capability
- 2015: Acquired BlackArch Partners
- 2016: Acquired First Sterling – expanded Low Income Housing Tax Credit distribution
- 2017-2018: Increased expertise to support growth; implemented securitization capabilities

Opportunities for expansion

- Extend and broaden securitization capabilities
- Retention of HUD loan servicing rights
- Real Estate Debt table funding agreement
- Expansion of Loan Sales and Trading
- Leverage and enhance technology

Capital Markets revenue



$ in millions
$73
$104
$152
$161
$202
+177%
2014
2015
2016
2017
2018

Overview | Strengths | Growth Strategies

REGIONS INVESTOR DAY 2019 | Corporate Bank | 20

Key takeaways Corporate Bank Group 1 We must build on our foundation of STRONG RISK MANAGEMENT Unique customer focused GO‐TO MARKET STRATEGY that sets us  2 apart in the industry 3 Customized initiatives to facilitate HEALTHY GROWTH Corporate Bank Financial Expectations Efficiency Ratio 2018 2021 47.4% 300‐325 bps Improvement INVESTOR DAY 2019 | Corporate Bank | 21

Appendix INVESTOR DAY 2019 | Corporate Bank | 22

Corporate bank loans and deposits overview Total company deposit balances Total company loan balances Consumer 61% Consumer 39% Corporate 28% Corporate 58% $94B $81B Wealth 9% Wealth 3% Other 2% Corporate deposit balances by type Corporate loan balances by type Interest‐Free 58% Commercial 76% Interest‐bearing checking 20% $27B $47B OORE 12% Money Market 19% IRE 12% CDs 3% Overview | Strengths | Growth Strategies Note: Balances full year average 2018 INVESTOR DAY 2019 | Corporate Bank | 23

Corporate bank revenue overview Total Company Revenue Total Company Non‐Interest Income Consumer 57% Consumer 58% Commercial 27% $5.8B Corporate 33% $2.0B Wealth 16% Wealth 9% Corporate Total Revenue Mix Corporate Non‐Interest Revenue Capital Markets 37% Net Interest Income 72% Service Charges 27% $1.9B $546M Commercial Credit Fees 13% Non‐Interest Income 28% Other 13% Commercial Card 10% Overview | Strengths | Growth Strategies Note: Full year 2018 INVESTOR DAY 2019 | Corporate Bank | 24

Economic Facts Growth market Source Atlanta Bureau of Labor Statistics. "Employment, Hours, and Earnings from the Current Employment Statistics Survey." Databases, Tables &Metro  Atlanta Chamber of Commerce. "Metro Atlanta Economic Development Growth Resources & Statistics." Metro Atlanta Chamber of  Commerce: Business Resources & Support, www.metroatlantachamber.com/economic‐development/featured/metro‐atlanta‐by‐the‐ numbers. Accessed 19 Feb. 2019.  Houston Greater Houston Partnership. Talking Points Q4/18. 2018. www.houston.org/pdf/research/quickview/Most_Current_Talking_Points.pdf. Accessed 19 Feb. 2019.  Orlando Orlando Economic Partnership. Orlando Economic Partnership | Orlando Florida Economic Development, www.orlandoedc.com/home.aspx. Accessed 19 Feb. 2019.  INVESTOR DAY 2019 | Corporate Bank | 25

Forward looking statements disclosure This presentation may include forward‐looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward‐looking statements are not based on historical information, but rather are  related to future operations, strategies, financial results or other developments. Forward‐looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those  statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such  statements. Therefore, we caution you against relying on any of these forward‐looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our  lending and other businesses and our financial results and conditions.  • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors. • The effect of changes in tax laws, including the effect of Tax Reform and any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to stockholders. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge‐offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage‐backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Loss of customer checking and savings account deposits as customers pursue other, higher‐yield investments, which could increase our funding costs. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Our ability to effectively compete with other traditional and non‐traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are. • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative  impact on our revenue. • Our inability to keep pace with technological changes could result in losing business to competitors. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self‐regulatory agencies, which could  require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain a regulatory non‐objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or  other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.  • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial  condition could be negatively impacted. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and  which may adversely affect our results.  • Our ability to manage fluctuations in the value of assets and liabilities and off‐balance sheet exposure so as to maintain sufficient capital and liquidity to support our business. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non‐financial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses. • The success of our marketing efforts in attracting and retaining customers. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third‐party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar  act or failure to deliver our services effectively.  • Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • The effects of man‐made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future  earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather‐related events are difficult to predict and may be exacerbated by global climate change. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport  commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. INVESTOR DAY 2019 | Corporate Bank | 26

Forward looking statements disclosure (continued) • Our ability to identify and address cyber‐security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary  information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.  • Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives. • Possible cessation or market replacement of LIBOR and the related effect on our LIBOR‐based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments, and loans. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.  • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause  losses.  • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results  could prove incorrect. • Other risks identified from time to time in reports that we file with the SEC. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward‐Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10‐K for the year ended December 31, 2018 as  filed with the SEC. The words "future," “anticipates,” "assumes,"  “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions  often signify forward‐looking statements. You should not place undue reliance on any forward‐looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume  no obligation and do not intend to update or revise any forward‐looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264‐7040;  Regions’ Media contact is Evelyn Mitchell at (205) 264‐4551. INVESTOR DAY 2019 | Corporate Bank | 27